EXHIBIT 99.1

                       REVOCABLE PROXY--MAF BANCORP, INC.

                           55TH STREET & HOLMES AVENUE
                         CLARENDON HILLS, ILLINOIS 60514
                                 (630) 325-7300

                         SPECIAL MEETING OF SHAREHOLDERS
                           _________, 2003, _____ A.M.

         The undersigned hereby appoints the Board of Directors of MAF Bancorp, Inc. ("MAF Bancorp"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of MAF Bancorp which the undersigned is entitled to vote only at the Special Meeting of Shareholders (the "Special Meeting"), to be held on _________, ________, 2003, at ______
a.m., local time, at ___________________________________, and at any and all
adjournments thereof, as marked on the reverse side.

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the proposals listed. If any other business is properly presented at the Special Meeting this proxy will be voted by those named in this proxy in accordance with applicable law and in their best judgment. As of __________, 2003, the Board of Directors knows of no other business to be presented at the Special Meeting.

         The undersigned hereby acknowledges receipt from MAF Bancorp prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and proxy statement dated __________, 2003.

     PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE HEREOF
                    AND RETURN IT IN THE ENCLOSED ENVELOPE.



SEE REVERSE SIDE              (Continued and to be              SEE REVERSE SIDE
                             signed on reverse side.)


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                            ________________________

                                   PROXY CARD
                            _________________________

A. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION DATED AS OF MAY 20, 2003 BY AND BETWEEN MAF BANCORP, INC. AND ST. FRANCIS CAPITAL CORPORATION.

         The Board of Directors recommends a vote "FOR" adoption and approval of the Agreement and Plan of Reorganization.

            FOR                 AGAINST                   ABSTAIN
            |_|                   |_|                       |_|


B.       APPROVAL OF THE MAF BANCORP, INC. INCENTIVE COMPENSATION PLAN.

         The Board of Directors recommends a vote "FOR" approval of the MAF Bancorp, Inc. Incentive Compensation Plan.

            FOR                 AGAINST                   ABSTAIN
            |_|                   |_|                       |_|



         THIS PROXY IS SOLICITED BY THE MAF BANCORP BOARD OF DIRECTORS.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY.

C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED. NOTE: Please sign exactly as your name appears on this card (do not print). Please indicate any change in address. When shares are held by joint tenants, both should sign, but only one signature is required. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

     SIGNATURE 1 -                     SIGNATURE 2 -
PLEASE KEEP SIGNATURE             PLEASE KEEP SIGNATURE
   WITHIN THE BOX                    WITHIN THE BOX            DATE (MM/DD/YYYY)
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